FEBRUARY 13, 2025
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD SCHRODERS SUSTAINABLE INTERNATIONAL CORE FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD SCHRODERS FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding Hartford Schroders Sustainable International Core Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Hartford Schroders Sustainable International Core Fund (the “Fund”) will be liquidated on or about April 11, 2025 (or at such earlier or later date as determined by an officer of The Hartford Mutual Funds II, Inc.) (the “Liquidation Date”), pursuant to a Plan of Liquidation (the “Liquidation”).
SUSPENSION OF SALES. Shares of the Fund will no longer be available for purchase as of the close of business on March 14, 2025, except that existing shareholders of the Fund may continue to purchase shares of the Fund until the close of business on April 4, 2025. Orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to April 4, 2025.
LIQUIDATION OF ASSETS. From the date of this Supplement, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders of the Fund. As a result, effective immediately, the Fund can begin to sell its portfolio investments to prepare for the liquidation and to meet anticipated redemption requests, which may adversely affect the Fund’s performance. It is anticipated that in the weeks leading up to the Liquidation that the Fund’s portfolio will consist of all or substantially all cash or cash equivalents.
In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund as of the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur the business day after the Liquidation Date.
OTHER ALTERNATIVES. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Statutory Prospectus. Shareholders may exchange their Fund shares for shares of the same class of another eligible Hartford mutual fund. Under certain limited circumstances, shareholders may also be able to exchange Class SDR shares of the Fund for Class R6 shares of other Hartford mutual funds. Before exchanging shares, you should carefully read the section entitled “How To Buy And Sell Shares - Exchanging Shares” in the Fund’s Statutory Prospectus.
U.S. FEDERAL INCOME TAX MATTERS. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of the Fund in excess of your tax basis, you will realize a capital gain, and if you receive an amount in liquidation of the Fund less than your tax basis, you will realize a capital loss. Prior to the Liquidation Date, the Fund may make distributions of income and capital gains, which may be taxable. If you have questions, you should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund.
FINANCIAL INTERMEDIARY. If you are invested in the Fund through a broker dealer or other financial intermediary (such as a bank or financial professional), please contact that financial intermediary if you have any questions. If you are invested through a qualified account (such as an IRA), you should work with the financial intermediary to direct your investment in order to avoid possible tax penalties.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7706
February 2025